PROVISIONS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2021
PROVISIONS AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES

NOTE 33 - PROVISIONS AND CONTINGENT LIABILITIES

Eletrobras and its subsidiaries are parties to several lawsuits in progress within the judiciary authority, mainly in the labor and civil spheres, which are at various stages of the legal process.

33.1 - Provisions

Eletrobras and its subsidiaries set up provisions in an amount sufficient to cover losses considered probable and for which a reliable estimate can be made in the following amounts:

	12/31/2021	12/31/2020
Current
Civil	2,262,622	1,719,597
Labor	5,027	2,965
	2,267,649	1,722,562
Non-current
Civil	28,338,928	21,775,547
Labor	2,233,654	2,079,618
Tax	569,640	252,913
	31,142,222	24,108,078
Total	33,409,871	25,830,640

These provisions had in the year ending December 31, 2021, the following evolution:

Balance as of December 31, 2020	25,830,640
Establishment of provisions	15,709,822
Reversal of provisions	(2,677,253)
Monetary correction	578,306
Judicial deposits	196,966
Payments	(6,228,610)
Balance as of December 31, 2021	33,409,871

The change in the establishment of provisions in the Company and in the subsidiary is related to the revision of estimates due to the evolution of decisions in the execution and settlement phase of the lawsuits, mostly related to civil cases referring to the Compulsory Loan.

Among the payments that occurred during the period, we highlight the amount of R$ 3,339,862 related to the compulsory loan paid by Eletrobras and the amount of R$ 1,419,935 registered by the subsidiary Chesf, related to the payment of the GSF provision, as an offset to the waiver, made in July 2021 of the lawsuit under the terms of the renegotiation of the hydrological risk in the form, conditions, and deadlines established by Law No. 14,052/2020. In exchange for this waiver, Chesf obtained the right to an extension of the terms of the authorizations of certain hydroelectric power plants.

A summary of the main processes is as follows:

33.1.1 Civil

As of December 2021, Eletrobras and its subsidiaries have civil lawsuits of R$ 30,601,550 (R$ 23,495,144 as of December 31, 2020), this being the probable estimate of outflow of funds to settle these proceedings.

Civil lawsuits mainly concern the claim for monetary correction  on the compulsory loan, lawsuits arising from payments, fines and charges for alleged delays and defaults, collective actions for putative securities, and civil lawsuits related to the consumption relationship, related to moral and material damages arising mainly from irregularities in the measurement of consumption and undue charges according to the main processes described below:

Eletrobras

●	Compulsory Loan

There is significant judicial litigation involving Eletrobras, in which the largest number of lawsuits seek to challenge the criteria for monetary restatement of the compulsory loan book-entry credits on the consumption of electricity, determined by the legislation governing the compulsory loan and applied by the Company, and the application of inflationary adjustments resulting from economic plans implemented in Brazil. As of December 31, 2021, Eletrobras had 3,739 lawsuits related to this topic provisioned (3,624 cases on December 31, 2020). For more information, see note 27.

The credits of the compulsory loan were substantially paid by Eletrobras through conversions into shares decided at shareholders’ meetings on April 20, 1988, April 26, 1990, April 28, 2005, and April 30, 2008, respectively.

The divergence on the criteria for monetary restatement of the credits was referred to the Superior Court of Justice (STJ) and the question of merit was decided by that court, through repetitive appeals embodied in Special Appeal 1,003,955/RS and Special Appeal 1,028,592/RS and Embargoes of Divergence in Special Appeal 826,809/RS. After the judgment and publication of the collegiate decision on the repetitive theme by the STJ, Eletrobras understands that the same solution must be applied to other processes that have identical theses.

The matter, however, is currently the subject of appeals before the Federal Supreme Court (STF), which are pending judgment.

Despite the fact that the matter was submitted to the STF, in view of the precedents of the STJ, the demands filed have taken their normal course and, consequently, there have been several rulings on the payment of differences in monetary correction and interest rates of 6% per year, the last reflecting differences in monetary correction. As a result of these se rulings and expert reports and judicial accounting issued to the detriment of Eletrobras, the Company has been the target of executions, and there is disagreement with the authors as to how to determine the amount due, especially with regard to the application of the 6% remuneration interest, after the General Meeting that decided the conversion of these credits into shares and the five-year term for the collection of said interest.

Eletrobras, in the scope of these processes, has recorded provisions related to: (i) the difference in principal resulting from the monetary restatement criteria, (ii) reflex remuneration interest; and (iii) application of default interest (substantially the SELIC rate).

	12/31/2021	12/31/2020
Main	6,403,710	5,860,592
Correction interest paid	47,316	—
Compensatory interest	4,748,235	1,875,942
Default interest	13,116,760	9,444,919
Fees	747,994	—
Other funds	646,213	271,716
Total	25,710,228	17,453,169

●	Time lapse for the application of compensatory interest - Rome Decorator Case

Through the Embargoes of Divergence in Special Appeal No. 790.288/PR by the STJ, in June 2019, a taxpayer obtained a favorable decision, by the vote of five ministers, out of a total of nine voting ministers, to, in the specific process, have the incidence of remuneration interest of 6% per year, continuously applied from the 143rd Extraordinary General Meeting, on June 30, 2005, until the effective payment, cumulating with the SELIC rate. In respect of this decision, Eletrobras  filed an appeal called declaratory embargoes, clarifying the impossibility of cumulating interest with the SELIC rate and also informing that the above mentioned judgment, unfavorable to Eletrobras, did not have the effect of a repetitive appeal, under the terms of article 1,036 of the Code of Civil Procedure. This means that it had no binding effect for other legal proceedings dealing with the subject, in contrast to the precedent arising from Special Appeal No. 1,003,955/RS and Embargoes of Divergence in Special Appeal No. 826,809/RS. These last two appeals, which are those adopted by Eletrobras to estimate its provision, were judged by the STJ as repetitive appeals, of general repercussion, and therefore must be considered for other lawsuits that deal with this specific issue, according to Brazilian law.

On November 10, 2021, the First Section of the STJ granted the appeal for a declaration of Eletrobras in the records of the Divergence Motion in Special Appeal EREsp No. 790.288/PR, reversing the unfavorable judgment of 2019, confirming the thesis that such credits were paid under the terms of the proper legislation, and that the amounts under dispute are judicial debts and no longer taxes and should only be corrected with specific charges applicable for judicial debts with the granting of the appeals No. 1,003,955/RS and No. 1,028,592/RS. Therefore, Eletrobras understands that the STJ has ratified the position that remuneration interest should only be charged on credits up to the date of the meetings. The decision of this judgment was published on December 14, 2021. Decoradora Roma filed a motion for clarification on February 1, 2022, requesting, preliminarily, that the case be sent to the Special Court of the STJ, and, on the merits, the amendment of the judgement. The 1st Section of the STJ rejected the preliminary request for referral to the Special Court and ruled that the appeal was dismissed. Following this decision, Decoradora Roma filed on April 8, 2022 new motions for clarification, essentially questioning the non-remittance of the proceedings to the Special Court of the STJ. The appeal is pending judgment.

In this context, the understanding of the restriction on the application of 6% remuneration interest until the date of the Meeting was maintained, which reinforces Eletrobras’ understanding mentioned above.

●	Inclusion of compulsory credits not foreseen in the initial demand – Gerdau Case

Regarding the discussion of the enforcement of credits not mentioned in the initial petition, in December 2020, Eletrobras received an unfavorable decision in connection with legal proceeding No. 0023102-98.1990.8.19.0001. This process was initiated in 1990, before the third and fourth Conversion Meetings. Although the first degree court has ratified an expert report that indicate an amount due of approximately R$1,400,000 (which may reach approximately R$1,800,000 considering monetary restatement and the incidence of fines and fees indicated by the plaintiffs), Eletrobras appealed the decision, arguing that the discussion involves claims not mentioned in the initial petition, as well as the fact that the expert report approved contains several defects. On appeal, the Court of Justice of the State of Rio de Janeiro (TJRJ) granted a preliminary injunction granting suspensive effect to suspend the execution of the sentence until the judgment of that appeal. However, on August 10, 2021, the appeal was denied, by a simple majority, by the 8th Civil Chamber of the TJRJ. The judgment in question, in turn, was challenged by Eletrobras through the filing of special and extraordinary appeals to the Superior Court of Justice, which are still pending final judgment.

Despite the efforts made by Eletrobras, which presented other appeals to suspend the obligation of the portion of the execution that it considers undue, these were denied, so that the Company had to deposit in court, as a guarantee the amount believed to be in dispute in order to avoid constrictive measures liens on its assets.

Accordingly, on September 21, 2021, Eletrobras deposited in court the total amount of R$ 1,681,224, consisting of the following installments: (i) R$ 422,539, referring to the amount undisputed in the records, as payment; (ii) R$ 1,048,904, referring to the contested amount, as a guarantee; and (iii) R$ 209,781, as a guarantee of a possible fine and fees for non-compliance with the judgment, according to article 523, paragraph 1º, of Civil Law. Additionally, Eletrobras filed an opposition to the execution of the sentence. However, the opposing parties requested the withdrawal of the amount of R$ 1,471,443, a claim that, despite being rejected in the first instance, ended up being accepted by monocratic decisions handed down by the Judge Reporter of the Interlocutory Appeal No. 0075057-87.2021.8.19.0000, in part through the presentation of guaranteed insurance. The withdrawal of this amount ended up being carried out through the issuance of the payment slips on October 25, 2021 and December 15, 2021, while the remaining value of R$ 209,781 remains deposited in a judicial account. In view of the advanced stage of the dispute, whose decisions in force are unfavorable, in 2020 Eletrobras recorded a provision of R$ 1,630,282.

Other rulings, such as in the Internal Appeal in the statement of objections in the Divergence Embargoes in Special Appeal No. 799.113-SC, already understood that the subsidiaries do not have the legitimacy to execute a court order referring to the difference in monetary correction of the compulsory loan rendered in favor of the Company, as it had not participated in the discovery process. However, if there are cases similar to the Gerdau case mentioned above, Eletrobras may have to adjust its provision to amounts that may be material.

It is important to note that all the values mentioned in this note, including the possible values involving compulsory obligations, constitute an estimate and will always depend on impact assessments when they occur and if they occur.

In the year ended December 31, 2021, a provision was recognized, net of reversal, in the approximate amount of R$ 10,896,956, for a total amount of R$ 25,710,228, referring to the compulsory loan processes.

Review of the provisioning criteria for the compulsory loan

Throughout 2021, Eletrobras made successive adjustments to the provisioning for the compulsory loan that led to the need for Management to revisit and revise its risk classification criteria and assumptions. Eletrobras will continue to make every possible effort to have its legal theses recognized in court.

Following the provisions of IAS 8, as a consequence of the uncertainties inherent to business activities, many items in the financial statements cannot be measured with precision but can only be estimated. The estimates involve judgments based on the latest available and reliable information. Additionally, estimates must be revised if there are changes in the circumstances on which they are based or as a result of new information or greater experience.

Thus, based on the development of jurisprudence and the recent unfavorable reports in 2021, Eletrobras reviewed in the quarter ended September 30, 2021, its estimates for the provisioning of compulsory loans. From this revision of the estimates, two main items were listed regarding the contingency of the compulsory loan, as follows:

Limitation period for reflexive remuneration interest

Concerning the risk classification of the statute of limitations for interest on reflexive remuneration (with respect to the unpaid portion of the monetary adjustment applied to the principal amount of the compulsory loan), before the review of the criterion adopted by Eletrobras, it was understood that the issue was addressed in item 5.2, a of the leading cases of Special Appeal No. 1,003,955/RS and Special Appeal No. 1,028,592/RS, such that Eletrobras classified the risk of loss as remote, supported by the conjunction of three main factors: (i) the reflexive remunerator interest should follow the same statute of limitations regime of the remunerator interest paid, therefore, with an initial milestone in July of each year, when the payment by the taxpayers was compensated in the energy bills; (ii) the incidence of Precedent 85 of the STJ, for relations of successive tract, so that the statute of limitations would reach the installments due before the five years before the filing of the lawsuit; and (iii) the decision Regimental Appeal in Special Appeal No. 1,017,019/PR, of the 1st Panel of the STJ, judged in August 2016, favorable to Eletrobras’ thesis.

However, in 2020, upon a decision unfavorable to Eletrobras in the Extraordinary Appeal on Special Appeal No. 1,251,194/PR, Eletrobras filed a Divergence Appeal No. 1,251,194/PR, which is still pending judgment.

Despite the filing of these Embargoes of Divergence, especially given the recent judgment of the 2nd Panel of the STJ, in the Interlocutory Appeal in Special Appeal No. 1,734,115/PR, the Company believes that the prospect of success on appeal is unfavorable. This is because the judgment of June 2021 brought (i) the adoption of the understanding that, for purposes of counting the statute of limitations period for reflexive remuneration interest, the initial milestone is the meeting for conversion of credits into preferred shares of Eletrobras, not applying the limitation of Precedent 85 of the STJ, that is, shielding from the statute of limitations all credits converted at the meeting pursued by the creditor to assess the entire period of reflexive remuneration interest, it being sufficient, therefore, that the creditor file the lawsuit within the five years after the conversion meeting; (ii) the appeal expressly faced the divergence brought by Eletrobras, given the leading cases, in Embargoes of Divergence No. 1, 251,194/PR; and (iii) the appeal was decided unanimously, with the votes of five of the ten Justices, including the President of the Section, who now make up the 1st Section of the STJ, which is responsible for ruling on Divergence Motions No. 1,251,194/PR, with the President voting only in the event of a tie.

In this sense, despite the position defended by Eletrobras, considering the jurisprudential scenario, how  the recent judgment of June 2021, the Company revised the prognosis of loss of this legal proceeding from remote to probable, provided that the lawsuits were filed within five years from the conversion meeting, representing an amount of R$ 5,253,444 provisioned on December 31, 2021.

Inclusion of a new timeframe

Previously, with respect to cases in which the Company initially judged the risk of loss to be possible or remote based on its understanding of the applicable legislation and the available case law, the Company recorded any apropriate provisions, in the event of outcomes that were unfavorable to the Company and differed from its expectation based on precedents decisions, during the liquidation phase of the procedings upon the rulling confirming award calculation of an adverse expert report. In line of certain higher level of losses in 2021, the Company reviewed its provisioning criteria in this regard and adjusted the timeframe by adding an intermediate step, whereby in certain cases the it would record a provision (as necessary) upon entry of final judgment on the merits as to the payment of a specific contingency, and then revise it (if appropriate) during the liquidation phase as explained above. The total impact of this adjustment was an increase in the provision in the amount of R$ 2,180,535.

Compulsory loan provision arising from unfavorable decisions

In addition to the revisitation of the global parameters mentioned above, the provisioning was also substantially increased, in the quarter ended September 30, 2021, due to unfavorable results arising from judicial approvals of reports treating the incidence of interest interest after the credit conversion meeting, in disagreement with the understanding adopted by Eletrobras which was based on the criteria approved in the shareholders’ meetings for the conversion of the credits, according to Special Appeal No. 1,003,955/RS, as well as the inclusion of credits collected by certain plaintiff on behalf of their subsidiaries and incorporated companies, according to procedural developments.

Increase in expert reports

On December 31, 2021, due to the continued review of expert reports, approved in court, based on the new parameters revised in the terms explained above, Eletrobras recorded an additional provision of R$ 137,000 to the compulsory loan provisions.

In addition to these provisions, there was an incidence of monetary adjustment in the amount of R$ 286,010 and payments in the amount of R$ 1,462,000.

Consolidation

Chesf

●	Partial nullity of addendum (Analytical price correction factor K)

Chesf is the plaintiff in a lawsuit in which it asks for the declaration of partial nullity of an addendum (Factor K of analytical price correction) to the civil works contract of power plant Hidrelétrica Xingó, signed with the consortium formed by the Brazilian Company of Projects and Works (CBPO), Construções e Comércio and Mendes Júnior Engenharia SA (CONSTRAN SA) (defendants in this process) and the return of amounts paid, as Factor K, in the amount of approximately R$ 350,000 (value at that time, converted into reais), doubled. The defendants, in addition to contesting the deed, pleaded the condemnation of Chesf to comply with payments resulting from the same contractual amendment which were, not settled by Chesf in a timely manner (partial disallowance of Factor K between July, 1990 and December, 1993, and full suspension of the payment of Factor K, from January, 1994 to January, 1996).

The lawsuit is pending before the STJ due to an appeal by Chesf. In August 2010, it was dismissed by majority, which was subsequently the subject of the first Motion for Clarification by all parties, now already judged (Chesf’s lawsuit declared unfounded; those lawsuit presented by the plaintiffs  partially upheld, in terms of succumbence fees), and also the second Embargoes of Declaration of all parties, by equals now judged and again were appealed by Embargoes of Declaration by Chesf, which were rejected with a fine of 0.01% of the value of the case. Subsequently, Chesf, within the legal term filed an Appeal for Divergence and Extraordinary Appeal: the Embargoes for Divergence, due to their specific peculiarities, depend on the assessment in part by the Special Court and in part by the first section, both of the same STJ.Before the Special Court of the STJ there was a dismissed judgment in February 2016, and currently the same Embargoes of Divergence are awaiting consideration by the STJ; filed at the same time but destined for the STF, the Embargoes of Divergence will only be considered in due time after the end of the appreciation of the Divergence Embargoes in all its internal instances of the STJ.

On the other hand, the Provisional compliance with judgment procedure is being processed in the first instance, proposed by the same parties opposed to Chesf in the case, where:

●	The court approved the preliminary calculation of the amount of the principal sentence (for April, 2015) at approximately R$ 1,035;
●	There was a presentation by Chesf of a guarantee insurance originally accepted by the prosecuting court, but, on appeal, refused by the Court of Justice of Penambuco (TJPE);
●	Up to December 2016, Chesf’s bank financial assets were embargoed for approximately R$ 500 million; and
●	Chesf filed appeals and complaints pending consideration by the TJPE.

In December 2016, due to a new appeal filed by Chesf pending before the STJ and referring to that same ordinary process (liquidation action), a decision was ruled that results in the extinction/suspension of the liquidation action and the provisional enforcement action (this being originated from the liquidation action), consequently releasing in full, in favor of Chesf, the entire amount hitherto blocked/pledged. The final judgment was initiated with a single vote against Chesf (the judgment was subsequently suspended).

Chesf updated the provision in the amount of R$ 1,749,709 (R$ 1.500.395 as of December 31, 2020) and additionally R$ 175,071 (R$ 151,235 as of December 31, 2020) in relation to the amount of the sentence in succumbence fees in favor of the defendants. Taking especially as a reference, the decision made by the TJPE regarding the liquidation action, currently in progress before the STJ, is awaiting legal process and judgment with attribution of suspensive effect on the appeal as mentioned above, and the values concerning which there is a conviction of unawareness/in application to the case. There is no time forecast for the outcome of this dispute.

-	GSF

In August 2021, Chesf made the payment of the amount withheld in the CCEE of R$ 1,419,935, which is composed of a debt of R$ 1,824,795 less a credit of R$ 404,860, as communicated to the market in a relevant fact.

In November, the ANEEL petitioned to inform that it was aware of the existing request. In the same month, the Federal Government petitioned not to oppose the request to drop the lawsuit.

33.1.2 - Taxes

As of December 31, 2021, Eletrobras and its subsidiaries have tax lawsuits of R$ 569,640 (R$ 252,913 as of December 31, 2020), which is the probable estimate of resources needed to settle these proceedings.

Tax lawsuits mainly concern PIS and COFINS offsets, collection of undue social security contributions, assessments for the extemporaneous bookkeeping of ICMS credits, requirements for ICMS credit reversal on energy losses, and use of ICMS credit due to CCC subsidies, in addition to various tax foreclosures and processes in which consumers seek reimbursement of paid public lighting fees.

33.1.3 - Labor

As of December 31, 2021, Eletrobras and its subsidiaries have labor lawsuits of R$ 2,238,681 (R$ 2.082.583 as of December 31, 2020), which is the probable estimate of the disbursement of funds needed to settle these proceedings.

Labor proceedings are mainly composed of lawsuits brought by staff employees of companies providing services, linked to issues related to labor and employment relations.

33.2 - Contingent Liabilities

Additionally, Eletrobras has lawsuits assessed as possible losses in the following amounts:

	12/31/2021	12/31/2020
Civil	46,513,692	34,839,649
Labor	3,473,210	4,500,051
Tax	8,755,786	8,818,294
	58,742,688	48,157,994

33.2.1 - Civil

As of December 31, 2021, Eletrobras and its subsidiaries have civil lawsuits of R$ 46,513,692 (R$ 34,839,649 as of December 31, 2020), the likelihood of loss being possible, but where no provision has been made.

Eletrobras

Notwithstanding the effect restricted to the Divergence Embargo on Appeal in Special Appeal No 790,288/PR (Roma Decorator case) mentioned in note 33.1.1, depending on its final result, this could generate reflexive legal discussions on the current repetitive appeal (Special Appeal No. 1,003,955/RS), on which Eletrobras based its estimates of provision for monetary restatement of compulsory loans. If, perhaps, there is a change in the current jurisprudence of the STJ to the disadvantage of Eletrobras, regarding specifically the application of remunerative interest of 6% per year, after the conversion meeting, the measurement of the provision could be increased, in the best estimate of Eletrobras, based on the current provisioned processes and available information, at R$ 12,077,894 on December 31, 2021 (R$ 11,458,690 on December 31, 2020). Eletrobras did not make a provision for this amount, as it understands that the likelihood of loss of these orders is possible.

Regarding the issue discussed in Judicial Proceeding No. 0023102.98.1990.8.19.0001 (Gerdau Case), Eletrobras believes that previous decisions have ruled that subsidiaries do not have the legal standing to enforce judicial title regarding the difference in the monetary correction of compulsory loan granted favorably to the Company, when such subsidiaries were not included in the initial petition.

Although there was a recent case with an unfavorable judgement, prior decisions have generally ruled in favor of the Company on this subject. Considering such a recent unfavorable decision, we estimate that our provision could increase by approximately R$ 2.2 billion if all credits from branches of companies not mentioned in the initial petition brought by the parent company are considered enforceable.The Company understands that the likelihood of loss for the similar cases is possible.

Consolidation

Eletronorte

●	Consórcio Nacional de Engenheiros Consultores S.A. (CNEC) for monetary correction and interest for late payment

A collection lawsuit was filed by CNEC, against Eletronorte, aiming to receive inflation restatement and interest for late payment of invoices, as well as for the use of different undesrtanding of the applicable indexes divergent from contractual terms. Eletronorte maintains that the parties resolve all of their pending matters by signing the Debt Recognition, Consolidation and Payment Agreement and other covenants, and that the claimed right is prescribed and settled. As of December 31, 2021, the updated amount of the claim is R$ 587,894, as the expert calculations determined the amount of R$ 587,894 (R$ 529,833 as of December 31, 2020).

CGT Eletrosul

●	Collection of obligations arising from loans - Bank KfW

KfW Bank brought a claim for repayments due (recorded as contractual fines), interest on overdue loans, late payment interest on overdue repayments and a claim for damages.

The lower court of the District Court of Frankfurt ruled against CGT Eletrosul and the Company appeal was filed in June 2016.  In the upper court, after hearings, the Regional Superior Court in Germany decided to obtain the opinion of an expert on Brazilian law, in particular on Decree No. 93,872/1986 and the need for the consent of the Board of Directors for such an encumbrance.  At the moment, the lawsuit is in the pre-trial stage.  There is still no decision at Regional Superior Court in Germany. As of December 31, 2021, our risk of loss is possible of R$ 681 million.

- Administrative Proceeding - ANEEL

The Company maintains the amount of R$ 309,916 (R$ 279,308 on December 31, 2020) classified as possible risk civil contingencies arising from an administrative lawsuit related to the declaration of forfeiture of concession 001/2015 (Lot A), involving the incorporated Eletrosul Centrais Elétricas S.A.

Chesf

●	Environmental damage - Association of Fishermen of the Cabeço and Saramém Village

This relates to a public civil action filed against the subsidiary Chesf by the Community Association of Povoado do Cabeço, in the amount of R$ 368,548, with the objective of obtaining financial compensation due to alleged environmental damage caused to fishermen in Cabeço, downstream of HPP Xingó, caused by the construction of this plant.

The Brazilian Institute for the Environment and Renewable Natural Resources - IBAMA, IMA-AL, the Bahia Regional Administration Council (CRA-BA), the Federal Union and Adema-SE were included in the defendants side of the action. On the other hand, a public civil action filed against Chesf by the Associação de Pescado do Povoado Cabeço e Saramém was also in progress, to which the amount of R$ 309,114 was attributed for the same purposes as the demand previously mentioned. In April 2008, a sentence was passed recognizing the Federal Court’s competence to process and judge the deed. In February 2009, the two lawsuits were considered to be procedurally related and started to be processed together. The two expert reports were made available to Chesf in December 2015.

The opinion of Chesf’s technical assistants, who challenged the expert reports, was presented in both lawsuits in May 2016. In turn, Chesf’s final petitions were filed in September 2016, with the processes, in December 2018, concluded for judgment and having provided for the migration of the process to the legal person system on January 24, 2019. On May 21, 2019, after the digitization, a court ruled that the deed should be concluded again for sentence. In 2021 there was an annual inspection order indicating that the process was in order and on July 29, 2021 there was a petition from the Institute of Environment and Water Resources (INEMA) requesting that Chesf be summoned via a letter rogatory and publication in the official gazette.

Chesf classified the risk of loss as possible, in the estimated amount of R$ 624,777 (R$ 559,699 as of December 31, 2020).

●	Nullity of the union agreement

This relates to a public civil action proposed by the Federal Public Prosecutor’s Office (MPF) where, in summary, it is looking to obtain a judicial decree that declares the non-existence of the Amendment to the 1986 Agreement, signed in 1991, between Chesf and the representatives of the Federal Government of Workers Pole Rural Submedia São Francisco. The amount attributed to the claim was R$ 1,000,000. Appeals were filed against the sentence by Chesf and the MPF, these appeals are awaiting judgment, and were distributed by dependency in November, 2016 to the Federal Appeals Judge.

In December 2016, this matter was concluded pending reporting and voting. On February 21, 2020, the process was migrated to the legal person system. Based on the assessment of its legal representatives, Chesf classified the risk of loss as possible, in the updated amount of R$ 3,732,691 (R$ 1,000,000 as of December 31, 2020).

●	Public Civil Action - Federal Public Prosecutor’s Office of Bahia

A Public Civil Action was proposed by the Federal Public Prosecutor’s Office of Bahia, whose object consists of the recognition of the existence of occupants of the flooded area who were not resettled in irrigation projects, living up to all the provisions of the 1986 Agreement between Chesf and the communities involved in the construction of the Itaparica Dam. The process is before the Federal

Court in Paulo Afonso-BA and is currently in the appeal stage in the TRF 1st Region (TRF1). There was an injunction granted in favor of the Public Prosecutor’s Office, which was revoked by the TRF1. The sentence was favorable and there is precedent in the Supreme Court contrary to the claim of the MPF. Based on the assessment of its legal attorneys, Chesf classified the risk of loss of this action as possible and has an updated in the amount of R$ 3,361,748 (R$ 1,000,000 as of December 31, 2020).

●	Collection of alleged losses to final consumers

This is a public civil action handled by ANEEL with the aim of charging Chesf for alleged losses to final consumers of electricity due to the delays in the works related to the so-called Shared Generation Facilities (ICGs). This loss would amount to R$ 1,471 million. Chesf received the summons and filed a challenge to the case in December 2015. A reply was submitted by the ANEEL, and the judge rejected the production of evidence required by Chesf. The Court determined the subpoena of the MPF for manifestation which was carried out. Chesf petitioned for suspension of the process, due to the strategy of taking the case to the Federal Public Administration’s Attorney General’s Office (CCAF/AGU). In December 2017, the suspension request was granted for a period of six months. An application was filed with the CCAF/AGU in March 2018. There was a conciliation hearing, in which the parties showed no interest in reconciling. The process was concluded for sentence since December 2018. In September 2019, a sentence was rendered in which the claim was partially upheld to convict Chesf to reimburse the amounts paid by the CCEE. The sentencing court ruled that the Union was to blame for the delay, so that Chesf’s liability would be limited to the percentage of its fault for the delays, which would be assessed by an expert in the sentence settlement phase. On November 2019, an appeal was filed by the ANEEL. In the same month, the migration of the process to the legal person was determined, with the time limit for Chesf’s appeal not yet started, due to lack of publication of sentence.

On March 26, 2020, the parties were summoned to express their opinion on the compliance of digital records with physical records and fulfillment of any act already practiced in the physical records. On May 8, 2020, Chesf filed a motion for clarification. On December 31, 2020, the ANEEL objected to the motion for clarification filed by Chesf.

In October 2021, the Federal Public Prosecutor’s Office argued for the acceptance of the preliminary extra petite judgment. On the merits, the outcome is for the dismissal of the appeals. It is not possible to evaluate, at this moment, what the outcome of the cause would be since this is the first action in the country to deal with the topic (there is no history of filing class actions with similar content in Brazil).

Based on the assessment of its legal counsel, Chesf classified the risk of loss as possible, in the estimated amount of R$ 1,470,885 (R$ 1,470,885 as of December 31, 2020).

●	Ordinary action for material damages

This is an ordinary action proposed by Energia Potiguar Geradora Eólica SA, Torres de Pedra Geradora Eólica SA, Ponta do Vento Leste Geradora Eólica SA, Torres de São Miguel Geradora Eólica SA, Morro dos Ventos Geradora Eólica SA, Canto da Ilha Geradora Eólica SA , Campina Potiguar Geradora Eólica SA, Esquina dos Ventos Geradora Eólica SA, Ilha dos Ventos Geradora Eólica SA, Pontal do Nordeste Geradora Eólica SA, and Ventos Potiguares Comercializadora de Energia SA looking for an indemnity for material damages (emergent damages and loss of profits), in the amount of R$ 243,067, which would be due to the alleged delay in the commercial operation of LT Extremoz II - João Câmara II and SE João Câmara II. Contestation and production of expert evidence was granted on March 10, 2016, and a report presented by the court’s expert resulted in an unfavorable result for Chesf, with a consequent request for clarification.

On January 29, 2018, a condemnatory sentence was issued against Chesf in the amount of R$ 432,313, regarding which Chesf filed a motion for clarification, which was dismissed in February 28, 2018, and an appeal was filed by Chesf on March 26, 2018.

Judgment started on March 13, 2019 but was suspended due to a request made by one of the Judges of the 5th Panel of the Court of Justice of the Federal District and Territories (TJDFT). Judgment resumed on August 28, 2019, in which Chesf’s appeal was granted by four votes to one and the judgment was published in October 2019.

An interlocutory appeal was filed by both parties, both of which were denied. New embargoes of declaration were filed by the plaintiff on January 29, 2020, and are still pending judgment. On February 18, 2020, the digitalization of the records was determined to include them in the legal person system. On October 18, 2020, the judgment of the embargoes of declaration was published for October 28,

2020. This position remains unchanged on December 31, 2020. On November 17, 2021 it was issued a decision rejecting the interlocutory appeal and determining to reestablish the procedural class of Motion for Clarification and to return the case records to prepare a vote on the motion for clarification which is still pending of trial.

Based on the assessment of its legal advisors, Chesf classified the risk of loss as possible, in the estimated amount of R$ 512,152 (R$ 512,152 as of December 31, 2020).

●	Common Share AES Sul Distribuidora de Energia S.A.

This is a lawsuit proposed by AES Sul Distribuidora Gaúcha de Energia (Case No. 0026448-59.2002.4.01.3400 - 15ª Vara Federal-DF) seeking the accounting and settlement by the ANEEL of the market transactions, related to the positive exposure (profit) verified due to the non-option for relief (insurance) made in December 2000. An interlocutory decision handed down in the course of an Interlocutory Appeal filed by AES SUL (Case No. 2002.01.00.040870-5) against the ANEEL, resulted in a debt of approximately R$ 110,000, with payment scheduled for November 7, 2008.

As of December 31, 2012, Chesf had filed counterarguments of appeal, and the remittance to the TRF 1st Region is pending appreciation. On March 31, 2013 - TRF 1st Region upheld the writ of mandamus filed by Chesf (measure 2). Special Appeal of AES, was judged and the Security was upheld. The action was dismissed and the motion for clarification was rejected. On March 26, 2014 the Appeal filed by AES Sul Distribuidora Gaúcha de Energia was judged and granted by TRF 1st Region. Chesf filed a motion for clarification against the appellate decision that granted the appeal, which was rejected. The appellate decision was published on January 14, 2016, and Chesf and the other defendants filed a motion for reconsideration, to have the dissenting vote prevail.

On October 26, 2021, AES Tieste and Aes Uraguaiana reiterated their request for the publication to be made in the name of their new attorneys. Based on the evaluation of its legal attorneys, Management classified the risk of loss of this lawsuit as possible, in the updated amount of R$ 451,894 (R$ 86,000 on December 31, 2020).

●	Request for judicial recovery - Wind Power Energia S.A.

This relates to application for judicial recovery, filed as a defense against bankruptcy application contained in case 0006703-65.2014.8.17.0370 (process to which it is distributed by dependency), on the grounds that the applicant (Wind Power Energia S.A.) is part of a market-leading group, and with investments and contracts that enable such recovery. The case is being dealt with in the 1st Civil Court of the District of Cabo de Santo Agostinho-PE, and is in the decision-making phase. The main progress of the process: Presentation of recovery plan; presentation of addition to the recovery plan; new addition to the recovery plan; general meeting of creditors with analysis of the latest version of the recovery plan. Based on the assessment of its legal attorneys, Chesf classified the risk of loss of this lawsuit as possible, in the updated amount of R$ 889,819 (R $ 320,565 as of December 31, 2020).

Furnas

●	Indemnification process

This is an indemnity process carried out by ABB Ltda., in the amount of R$ 401,962 (R$ 385,500 as of December 31, 2020), referring to the contract for the supply of converter stations for Itaipu’s transmission system.

33.2.2 - Taxes

As of December 31, 2021, Eletrobras and its subsidiaries have tax lawsuits with the probability of possible loss in the amount of R$ 8,755,786 (R$ 8,818,294 as of December 31, 2020).

CGT Eletrosul

●	Taxing aspects of Law 12,783/2013

This relates to tax action in the amount of R$ 602,748 (R$ 575,998 on December 31, 2020), referring to the collection of income tax and social contributions on the indemnity received due to the renewal of the concessions, according to MP 579/2012, converted into

Law No. 12,783/2013. In July 2020 there was a judgment of the appeal filed by the Company in view of the sentence of the declaratory action. The Company’s appeal was unanimously dismissed under the understanding that:

a)	The tax impact would not depend on the denomination of income. Although this is an indemnity increase, there could be an incidence of taxes;

b)	The Company and the Union signed a mere contractual renegotiation to extend the concession. The reversal could not have occurred, as this would presuppose the extinction of the concession; and

c)	The reversal would essentially be an institute, distinct from expropriation, as there would be no compulsory transfer of assets to the Public Power.

Despite the unfavorable judgment, the Treasury cannot initiate collection, in view of the current decision issued in the Writ of Mandate No. 50163442320184047200, suspending the demand for the tax credit until the final decision of the declaratory action. The Company is currently awaiting judgment on the motion for clarification is pending. The likelihood of this lawsuit is possible.

Furnas

●	Administrative process

This is a lawsuit, in the amount of R$ 1,774,328 (R$ 1,903,685 on December 31, 2020), which aims to discuss the collection resulting from the Notice of Infraction drawn up due to alleged irregularities in the calculation of the IRPJ and CSLL, in which the reversal of the actuarial liabilities of Fundação Real Grandeza (FRG) was excluded from real profit, an administrative discussion held in administrative process No. 16682.720517/2011-98. As it is an actuarial surplus, the amount was excluded from the calculation base and was included in taxation as it is realized. There was also an undue exclusion of negative balances for 2007, 2008 and 2009 without submission of the Electronic Request for Restitution, Reimbursement or Refund and Declaration of Compensation (PER/DCOMP). After the unfavorable administrative decision, Furnas filed a lawsuit to have its right recognized in court, and as of December 31, 2021, no sentence had been issued in the process. The Federal Union filed a Tax Enforcement order to collect the debt, but the judge suspended its progress until the matter is definitively analyzed in the Annulment Action proposed by Furnas.

●	PIS/COFINS

This relates to an infraction notice, in the amount of R$ 1,551,613 (R$ 1,282,226 on December 31, 2020), drawn up due to alleged insufficiency of payments or declaration to PIS/COFINS. Compensation was made without presentation of the proper document PER/DCOMP; the Administrative Council for Tax Appeals (CARF) dismissed Furnas’ Voluntary Appeal, which brought a Special Divergence Appeal that was partially admitted. Only the matter related to the exclusion of the RGR remains under analysis in CARF’s original process. Other matters were definitively judged at the administrative level. Furnas presented a guarantee to enable the issuance of a Certificate and take the discussion to the judicial court. The likelihood of this lawsuit is possible.

●	Corporate Income Tax and Social Contribution - Tax credit

This relates to Tax Foreclosure filed by the Federal Government, in the amount of R$ 756,706 (R$ 818,334 on December 31, 2020), for collection of tax credit constituted due to differences in IRPJ and CSLL determined as a result of the accounting offsetting procedure carried out by the subsidiary Furnas without presentation of a proper instrument. A sentence was handed down in the Embargoes to Tax Foreclosure partially judging the same, to exclude the incidence of the isolated fine that had been applied simultaneously to the ex officio fine. In the same sentence, the collection was maintained with regard to the compensation made without PER/DCOMP. Furnas filed an appeal against the sentence, which is pending judgment. It is important to note that the fine had been applied incorrectly and the sentence excluded it. The fine represents approximately 83% of the collection. The likelihood of loosing this lawsuit is estimated as possible.

●	Notice of infraction - tax loss

This relates to the Notice of Infraction in the amount of R$ 832,589 (R$ 815,434 as of December 31, 2020), drawn up due to the use of expenditure in 2000 as a tax loss recorded in 2009 and, therefore, offset in the calendar years 2009, 2010 and 2011. The tax authority has collected the expenditure deducted in the 2010 calendar year. The Voluntary Appeal brought by Furnas was partially upheld to reduce the isolated fine imposed. Against the decision the National Treasury filed a Special Appeal of Divergence awaiting trial. The case was dismembered for judicial collection of the portion relating to taxes not paid on the grounds that the company made compensation without the use of PER/DCOMP, for having had an administrative final decision on that point, so that this amount was excluded from the present case, following in CARF the discussion as to the possibility of use as tax loss of expenditure taken in 2000,but registered directly in the tax records. In 2021 the likelihood of this lawsuit is possible.

●	IRPJ and CSLL - Administrative process

This relates to Administrative Process in the amount of R$ 625,206 (R$ 507,989 as of December 31, 2020), related to the release of a letter of IRPJ and CSLL values, from 01/2012 to 12/2012, plus fines for estimation and office. This launch resulted from the collection, by the IRS, of the exclusion made by Furnas from the basis of calculation of the above-mentioned taxes referring to the amount received by Furnas due to the extension by advance to the Concession Agreement for transmission of electricity No. 062/2001 - ANEEL, of 12/04/2012. Furnas, at that time, considered that this amount was indemnified and, for that reason, would be exempt from taxation. Because it understood that this was a perceived amount with an indemnity nature, which would allow the exclusion, Furnas secured the judgment and presented a defense, through the Embargoes to Execution No. 5048320- 89.2021.4.02.5101.  The Union submitted its defense and, after Furnas submitted a reply, the decision is pending trial in the first instance.

●	ICMS - TPP Santa Cruz

Furnas filed an annulment action, in the amount of R$546,522 as of December 31, 2021 (R$ 447,662 as of December 2020), to discuss the collection of ICMS on gas purchased by TPP Santa Cruz for power generation. In its defense, Furnas discusses the nature of the tax benefit (conditioned), to the extent that the deferral of ICMS on gas acquisitions occurred in exchange for the creation and/or expansion of plants/TPPs in order to increase the generation of thermoelectric energy to face the energy crisis of the time. Furthermore, it argues that the State is unable to link the payment to an operation without tax. The State of Rio de Janeiro filed a challenge alleging that the deferral is an extension on the time of payment of the tax and there has not yet been a judgment.

33.2.2.1 – Uncertainty over the Treatment of Taxes on Profit (IFRIC 23 - Uncertainty over Income Tax Treatments)

This Interpretation clarifies how to apply the recognition and measurement requirements of IFRS 8 when there is uncertainty about the treatment of income tax on profit.The Interpretation requires Eletrobras to: (1) determine whether uncertain fiscal positions are evaluated separately or as a group; and (2) assess whether the tax authority is likely to accept the use of uncertain tax treatment, or proposal for use by the Company. If so, the entity shall determine its tax and accounting position in line with the tax treatment used or to be used in its income tax returns. If not, the Company should reflect the effect of uncertainty in determining its fiscal and accounting position.

Based on the requirements of IFRIC 23, Eletrobras evaluated the operations of its subsidiaries involving corporate restructuring and acquisition of control of holdings in other companies and concluded that its tax and accounting position complies with the tax treatment used.

33.2.3 - Labor

As of December 31, 2021, Eletrobras and its subsidiaries have labor lawsuits of R$ 3,473,210 (R$ 4,500,051 as of December 31, 2020). with the probability of loss being possible, where no provision is made.

Electronuclear

●	Union of Engineers of the State of RJ - SENGE

The main dispute, whose value as of December 31, 2021 is R$ 624,300 (R$ 574,020 as of December 31, 2020) lies in the interpretation of the res judicata that limited the payment of the Price Reference Unit (URP) index only to February 1989. However, in the liquidation phase the other party claimed that the index of 26.05% should be applied month by month until its incorporation into the remuneration of those employees  replaced or until their resignation. There is the possibility of having a court decision ratifying the historical value of R$ 359,671, calculated by the judicial expert in 2014. It should be noted that the Office of the General Counsel for the Federal Government (AGU) has joined the proceedings.

The AGU has a legal thesis that aligns with the defense of the subsidiary Eletronuclear, explaining that:

a)The decision in the liquidation/execution phase establishing the right to incorporate URP/1989 in the remuneration of the replaced, offends the decision that has already been res judicata;

b)The amount required based on the final judgment has already been allocated, on account of the existence of a Collective Agreement agreed in 1989, between the parties to the present legal action, the content of which deals with the discharge of the URP/1989. At the moment there is a report issued by the expert of the Judgment; in this report the Expert of the Judgment, by sampling, highlighted that the values indicated in the collective agreement specify the URP of February 1989 were paid.

The last decision published was in March 2018, intended for the author, so that it can offer manifestation in relation to the petition submitted by the defendant.

On January 29, 2019, a decision was published for Eletronuclear to pay the debt or to offer a defense, which inaugurated the execution phase of the process. In any case, in the decision Eletronuclear was exempted from having to offer assets for attachment to judge any defense. Declaration embargoes were imposed by Eletronuclear, without a published judgment. A decision was published in July 2019 for Eletronuclear to pay the court’s expert’s fee, which has already been carried out.

Accounting policy

Provisions are recognized for present obligations arising from past events, the settlement of which is probable, and the amounts can be reliably estimated. The amount recognized as a provision is the best estimate of the consideration required to settle the obligation at the end of each reporting period, considering the risks and uncertainties related to the obligation. When the provision is measured based on the cash flows estimated to settle the obligation, its carrying amount corresponds to the present value of these cash flows (where the effect of the time value of money is relevant).

The provisions for judicial contingencies are recognized for present obligations (legal or non-formalized) resulting from past events, where the amounts can be reliably estimated, and settlement is probable. In this case, such contingency would cause a probable outflow of resources for the settlement of the obligations and the amounts involved would be measurable with sufficient certainty, taking into account the opinion of the legal advisors, the nature of the lawsuits, similarity with previous cases, complexity and the position of courts (case law).